ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:     May 1, 2002 - May 31, 2002

SETTLEMENT DATE:       17-Jun-02


A.      SERIES INFORMATION

        ADVANTA LEASING RECEIVABLES CORP. VIII AND
        ADVANTA LEASING RECEIVABLES CORP. IX
        EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
        SERIES 1999-1

I.      SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

        (a.)    Beginning Aggregate Contract Principal Balance                                                       $ 7,395,152.22
                                                                                                                     --------------
        (b.)    Contract Principal Balance of all Collections allocable to
                  Contracts                                                                                          $   748,466.64
                                                                                                                     --------------
        (c.)    Contract Principal Balance of Charged-Off Contracts                                                  $    24,046.98
                                                                                                                     --------------
        (e.)    Ending Aggregate Contract Principal Balance of all Contracts as
                  of this Settlement Date                                                                            $ 6,622,638.60
                                                                                                                     --------------

                BALANCES ON THIS SETTLEMENT DATE
        (d.)    Class A Principal Balance as of this
                Settlement Date (Class A Note Factor)                               0.0460294                        $ 4,551,211.40
                                                                                    ---------                        --------------
        (e1.)   Ending Class A-1 Principal Balance                                  0.0000000    $           --
                                                                                    ---------    --------------
        (e2.)   Ending Class A-2 Principal Balance                                  0.0000000    $           --
                                                                                    ---------    --------------
        (e3.)   Ending Class A-3 Principal Balance                                  0.4818285    $ 4,551,211.40
                                                                                    ---------    --------------
        (f.)    Ending Class B Principal Balance as of this
                Settlement Date (Class B Note Factor)                               0.1785714                        $ 2,071,427.21
                                                                                    ---------                        --------------


II.     COMPLIANCE RATIOS

        (a.)    Aggregate Contract Balance Remaining ("CBR") of all Contracts                                        $ 6,983,055.26
                                                                                                                     --------------
        (b.)    CBR of Contracts 1 - 30 days delinquent                                                              $   758,776.40
                                                                                                                     --------------
        (c.)    % of Delinquent Contracts 1- 30 days as of the related
                  Calculation Date                                                                                            10.87%
                                                                                                                     --------------
        (d.)    CBR of Contracts 31 - 60 days delinquent                                                             $   264,099.00
                                                                                                                     --------------
        (e.)    % of Delinquent Contracts 31- 60 days as of the related
                  Calculation Date                                                                                             3.78%
                                                                                                                     --------------
        (f.)    CBR of Contracts 61 - 90 days delinquent                                                             $   187,441.18
                                                                                                                     --------------
        (g.)    % of Delinquent Contracts 61- 90 days as of the related
                  Calculation Date                                                                                             2.68%
                                                                                                                     --------------
        (h.)    CBR of Contracts > 91 days delinquent                                                                $    58,386.59
                                                                                                                     --------------
        (i.)    % of Delinquent Contracts > 91 days as of the related
                  Calculation Date                                                                                             0.84%
                                                                                                                     --------------
        (j1.)   % of Delinquent Contracts 31 days or more as of the related
                  Calculation Date                                                                                             7.30%
                                                                                                                     --------------
        (j2.)   Month 2:                                                               Apr-02                                  8.30%
                                                                                    ---------                        --------------
        (j3.)   Month 3:                                                               Mar-02                                  8.96%
                                                                                    ---------                        --------------
        (j4.)   Three month rolling average % of Delinquent Contracts 31 days or
                  more                                                                                                         8.19%
                                                                                                                     --------------

        (k1.)   Net Charge-Off % for the related Collection Period
                  (annualized 30/360) *                                                                                        0.00%
                                                                                                                     --------------
        (k2.)   Month 2:                                                               Apr-02                                  0.00%
                                                                                    ---------                        --------------
        (k3.)   Month 3:                                                               Mar-02                                  0.00%
                                                                                    ---------                        --------------
        (k4.)   Three month rolling average % for Defaulted Contracts                                                          0.00%
                                                                                                                     --------------
                  *Note:  Current Month Net Charge-off % is negative 2.0341%
                    reported as zero (May, 2002)
                Does the Cumulative Loss % exceed
        (l1.)   The Loss Trigger Level % from Beginning Period to and including
                  12th Collection Period? Y or N                                                                           n/a
                                                                                                                     --------------
        (l2.)   The Loss Trigger Level % from 13th Collection Period to and
                  including 24th Collection Period? Y or N.                                                                n/a
                                                                                                                     --------------
        (l3.)   The Loss Trigger Level % from 25th Collection Period and
                  thereafter? Y or N                                                                                      NO
                                                                                                                     --------------

        (m1.)   Residual Realization for the related Collection Period                                                       127.39%
        (m2.)   Month 2:                                                               Apr-02                                137.67%
                                                                                    ---------                        --------------
        (m3.)   Month 3:                                                               Mar-02                                130.87%
                                                                                    ---------                        --------------
        (m4.)   Three month rolling average Residual Realization Ratio                                                       131.98%
                                                                                                                     --------------
        (n.)    Does the three month rolling Residual Realization ratio exceed
                  100%   Y or N                                                                                            YES
                                                                                                                     --------------
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
III.    FLOW OF FUNDS
        (1.)    The amount on deposit in Available Funds                                                             $ 1,038,005.68
                                                                                                                     --------------
        (2.)    The prepayment amounts deposited, if any, by the Issuers' to the
                  Collection Account for removal of defaulted contracts                                              $           --
                                                                                                                     --------------
        (3.)    Total deposits in the Collection Account to be used as available
                  funds on this Payment Date                                                                         $ 1,038,005.68
                                                                                                                     --------------
        (a.)    To the Servicer, Unrecoverable Servicer Advances / Initial
                  Unpaid Balance                                                                                     $    16,198.49
                                                                                                                     --------------
        (b.)    To the Servicer, the Servicing Fee and miscellaneous amounts,
                  if any                                                                                             $     6,162.63
                                                                                                                     --------------
                To Series 1999-1 Noteholders:
        (c.)    To Class A, the total Class A Note Interest and Class A Overdue
                  Interest for the related period                                                                    $    30,611.42
                                                                                                                     --------------
                       Interest on Class A-1 Notes                                  $        --
                                                                                    -----------
                       Interest on Class A-2 Notes                                  $        --
                                                                                    -----------
                       Interest on Class A-3 Notes                                  $ 30,611.42
                                                                                    -----------
        (d.)    Interest on Class B Notes for the related period                                                     $    12,549.40
                                                                                                                     --------------
        (e.)    To Series 1999-1Noteholders:
                To Class A, the total applicable Principal Payment                                                   $   772,513.62
                                                                                                                     --------------
                       Principal Payment to Class A-1 Noteholders                   $        --
                                                                                    -----------
                       Principal Payment to Class A-2 Noteholders                   $        --
                                                                                    -----------
                       Principal Payment to Class A-3 Noteholders                   $772,513.62
                                                                                    -----------
                To Class B for applicable Principal Payment to the extent
                  of the Class B Floor                                                                               $           --
                                                                                                                     --------------
        (f.)    To the Reserve Account :
                The amount needed to increase the amount in the Reserve Account
                  to the Required Reserve                                                                            $           --
                                                                                                                     --------------
        (g.)    Upon the occurrence of a Residual Event           the lesser of:
                (A) the remaining Available Funds and                               $        --
                                                                                    -----------
                (B) the aggregate amount of Residual Receipts included in
                      Available Funds.                                              $        --
                                                                                    -----------
                To be deposited to the Residual Account                                                              $           --
                                                                                                                     --------------
        (h.)    To the Issuers, as owner of the Pledged Assets, any remaining
                  Available Funds on deposit in the Collection Account
                  (the "Issuers' Interest")                                                                          $   199,970.13
                                                                                                                     --------------

IV.     SERVICER ADVANCES

        (a.)    Aggregate amount of Servicer Advances at the beginning of the
                  Collection Period                                                                                  $   219,026.94
                                                                                                                     --------------
        (b.)    Servicer Advances reimbursed during the Collection Period                                            $    13,139.70
                                                                                                                     --------------
        (c.)    Amount of unreimbursed Service Advances to be reimbursed on the
                Settlement Date                                                                                      $    16,198.49
                                                                                                                     --------------
        (d.)    Servicer Advances made during the related Collection Period                                          $           --
                                                                                                                     --------------
        (e.)    Aggregate amount of Servicer Advances at the end of the
                  Collection Period                                                                                  $   189,688.75
                                                                                                                     --------------
        (f.)    Amount of delinquent Scheduled Payments for which Servicer
                  Advances were not made                                                                             $           --
                                                                                                                     --------------

V.      RESERVE ACCOUNT
        (a.)    Amount on deposit at the beginning of the related Collection
                  Period                                                                                             $ 1,104,761.18
                                                                                                                     --------------
        (b.)    Amount of interest earnings reinvested for the related Monthly
                  Period                                                                                             $     1,619.73
                                                                                                                     --------------
        (c.)    Amounts used to cover shortfalls, if any, for the related
                  Collection Period                                                                                  $           --
                                                                                                                     --------------
        (d.)    Amounts transferred from the Collection Account, if applicable                                       $           --
                                                                                                                     --------------
        (e.)    Balance remaining before calculating Required Reserve Amount                                         $ 1,106,380.91
                                                                                                                     --------------
        (f.)    Required Reserve Amount needed as of the related Collection
                  Period                                                                                             $ 1,104,761.18
                                                                                                                     --------------
        (g1.)   If (e) above is greater than (f), then excess amount to be
                  transferred to the Series Obligors                                                                 $     1,619.73
                                                                                                                     --------------
        (g2.)   If (e) is greater than (d), then amount of shortfall
        (h.)    Amounts on deposit at the end of the related Collection Period
                  (e minus g1)                                                                                       $ 1,104,761.18
                                                                                                                     --------------
        (i.)    Is the Required Reserve Amount equal to the balance in the
                  Reserve Account as of the related Collection period? Y or N                                              YES
                                                                                                                     --------------

VI.     RESIDUAL ACCOUNT
        (a.)    Amount on deposit at the beginning of the related Collection
                  Period                                                                                             $           --
                                                                                                                     --------------
        (b.)    Amounts transferred from the Collection Account                                                      $           --
                                                                                                                     --------------
        (c.)    Amounts used to cover shortfalls for the related Collection
                  Period                                                                                             $           --
                                                                                                                     --------------
        (d.)    Amount on deposit at the end of the related Collection Period
                                                                                                                     $           --
                                                                                                                     --------------
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
VII.    ADVANCE PAYMENTS

        (a.)    Beginning aggregate Advance Payments                                                                 $   142,567.69

        (b.)    Add: Amount of Advance Payments collected during the related
                  Collection Period                                                                                  $    80,856.17
                                                                                                                     --------------
        (c.)    Add: Investment earnings for the related  Collection Period                                          $           --
                                                                                                                     --------------
        (d.)    Less: Amount of Advance Payments withdrawn for deposit into
                  Facility Account                                                                                   $   100,949.06
                                                                                                                     --------------
        (e.)    Ending aggregate Advance Payments                                                                    $   122,474.80
                                                                                                                     --------------





        ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

        BY:     /s/ Mark Shapiro

        TITLE:  Asst. Treasurer

        DATE:   06/12/02
                --------------------------




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